Exhibit 10.15

	bebe stores, Inc. dba bebe
Notice of Grant of Stock Options and Option Agreement	ID: 94-2450490
	400 Valley Drive
	Brisbane, CA 94005-1208

ROBERT M JAFFE	Option Number:	00001176
4370 LA JOLLA VILLAGE DR NO 1040	Plan:	0697
SAN DIEGO, CA USA 92122-

Effective 04/01/03, you have been granted a(n) Discounted Stock Option to buy 2133 shares of bebe stores, inc. dba bebe (the Company) stock at $0.00 per share.

The total option price of the shares granted is $0.00.

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration

2,133	On Vest Date	11/01/03	06/01/04

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

/s/ John E. Kyees
bebe stores, Inc. dba bebe	Date

/s/ Robert M. Jaffe
ROBERT M. JAFFE	Date

Date: 05/14/03
Time: 3:53:33PM

bebe stores inc.

NOTICE OF GRANT OF
RESTRICTED STOCK UNITS

Robert Jaffe (the “Participant”) has been granted an award (the “Award”) pursuant to the bebe stores, inc. 1997 Stock Plan (the “Plan”) consisting of one or more rights (each such right being hereinafter referred to as a “Restricted Stock Unit”) to receive in settlement of each such right one (1) share of Stock of bebe stores, inc., as follows:

Date of Grant:	April 1, 2003

Number of Restricted Stock Units:	2133

Settlement Date:	As soon as practicable after termination of Participant’s Service.

Vesting Schedule:	100% of the Number of Restricted Stock Units shall be vested on November 1, 2003.

By their signatures below, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Restricted Stock Unit Agreement attached to and made a part of this document.  The Participant acknowledges receipt of a copy of the Restricted Stock Units Agreement, represents that the Participant has read and is familiar with its provisions, and hereby accepts the Award subject to all of its terms and conditions.

bebe stores, inc.		PARTICIPANT

By:	/s/ John E. Kyees	/s/ Robert M. Jaffe
Signature
Its:	CFO & CAO
Date
Address:	400 Valley Drive
	Brisbane, California 94005	Address

ATTACHMENTS:  Restricted Stock Units Agreement and 1997 Stock Plan